                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report - December 8, 2006
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                          0-22810                03-0311630
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 24.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 40.13e-4(c))

Item 8.01.      Other Events.

         On December 13, 2006, MSI issued a press release announcing the results of voting at its Annual Meeting of Stockholders held December 8, 2006. The Press
Release also stated that a presentation made to the shareholders at the annual meeting is available on the Company's web site. A copy of the press release and the presentation made to shareholders at the annual meeting are attached to this
Current Report as Exhibit 99.1, and 99.2, respectively and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

        (c)     Exhibits. The following exhibits are being filed herewith:

        99.1    Press release issued by the Company dated December 13, 2006.
        99.2    Presentation made to Shareholders at the December 8, 2006
                Stockholders Meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 13, 2006                Mace Security International, Inc.

                                        By:/s/ Gregory M. Krzemien
                                           --------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press release issued by Mace Security International, Inc. dated
                December 13, 2006.
99.2            Presentation made to Shareholders at the December 8, 2006
                Stockholders Meeting.